UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 12, 2010

CHINA EXECUTIVE EDUCATION CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-153574	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

310005
(Zip Code)

(86) 0571-8880-8109
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 1”) amends the unaudited pro forma financial statements of On Demand Heavy Duty, Corp. (“On Demand”) in the Current Report on Form 8-K of China Executive Education Corp. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2010 (the “Initial Form 8-K”). The pro forma financial statements filed in the Initial Form 8-K was condensed pro forma financial statements.  This Amendment No. 2 is made to provide full pro forma consolidated financial statements.

Except as described above, no other changes have been made to the Initial Form 8-K and this Amendment No. 2 does not amend or update any other information contained in the Initial Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

	Pro Forma Consolidated Financial Statements of On Demand Heavy Duty, Corp. (Unaudited)	F-1

	Notes to Consolidated Financial Statements of On Demand Heavy Duty, Corp. (Unaudited)	F-5

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2010

CHINA EXECUTIVE EDUCATION CORP.

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chief Executive Officer

3

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)

UNAUDITED PRO FORMA CONSOLODATED
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009

CHINA EXECUTIVE EDUATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)

INDEX TO UNAUDITED PRO FORMA CONSOLODATED
FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of December 31, 2009 (Unaudited)	F-2

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009 (Unaudited)	F-3

Pro Forma Consolidated Statements of Changes in stockholders’ equity (Unaudited) for the year ended December 31, 2009	F-4

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-5 - F-7

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
PRO FORMA CONSOLIDATED BALANCE SHEET
 AS OF DECEMBER 31, 2009 (UNAUDITED))

	On Demand Heavy Duty Corp	Surmounting Limit Marketing Adviser Limited	Pro Forma Adjustments	Notes	(1) Pro Forma Combined Total
ASSETS

Current assets
Cash & cash equivalents	$4,011	$6,381,770	(4,011)	a	$6,381,770
Accounts receivable,net	-	33,324			33,324
Prepaid expenses	-	731,365			731,365
Other current assets	-	1,008,565			1,008,565
Total current assets	4,011	8,155,024			8,155,024

Property, plant and equipment, net	-	87,369			87,369
					-
Real property rights held for investments	-	91,505			91,505
					-

Total Assets	4,011	8,333,898			8,333,898

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Advance from customers	-	3,628,810			3,628,810
Accrued wages and benefits	-	90,419			90,419
Corporation income and business tax payables	-	537,541			537,541
Other payables	-	592,788			592,788
Loan from directors	528	-	(528)	a	-
Total current liabilities	528	4,849,558			4,849,558

Stockholders' Equity (Deficit)
Common Stock, $0.001 par value, 70,000,000
shares authorized, 22,000,000 shares issued
and outstanding as of December 31, 2009	6,510	-	15,490	b	22,000
Paid in capital	-	87,871	(87,871)		-
Additional paid-in capital	15,390	-	50,481	b	65,871
Statutory reserve	-	358,026			358,026
Accumulated other comprehensive income	-	1,591			1,591
Retained earnings (Accumulated deficits)	(18,417)	3,131,806	18,417	a,b	3,131,806
Total shareholders' equity	3,483	3,579,295			3,579,295
Noncontrolling interest	-	(94,955)			(94,955)
Total shareholders' equity	3,483	3,484,340			3,484,340

Total Liabilities and Shareholders' Equity	$4,011	$8,333,898			$8,333,898

The accompanying notes are an integral part to the unaudited Pro forma consolidated financial statements

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

	On Demand Heavy Duty Corp	Surmounting Limited Marketing Adviser Limited	Pro Forma Adjustments	Notes	(1) Pro Forma Combined total

Net revenues	$-	$8,674,017			$8,674,017
					-
Cost of revenue	-	(2,861,710)			(2,861,710)
					-
Gross profit	-	5,812,307			5,812,307
					-
Operating expenses
Selling expenses	-	65,345			65,345
General and administrative expenses	17,868	909,763	(17,868)	a	909,763

Total operating expenses	17,868	975,108			975,108

Income from operations	(17,868)	4,837,199			4,837,199
					-
Non-operating income (expenses):					-
Interest income	-	1,577			1,577
Other expenses	-	(155,523)			(155,523)
					-
Total non-operating income (expenses)	-	(153,946)			(153,946)
					-
Income before income taxes	(17,868)	4,683,253			4,683,253
					-
Provision for income taxes	-	1,193,421			1,193,421
					-
Net income (loss)	(17,868)	3,489,832			3,489,832
Less: net income attribute to the noncontrolling interest	-	(182,784)			(182,784)
					-
Net income (loss) attributable to the Company	(17,868)	3,307,048			3,307,048
					-
Other comprehensive income
Foreign currency translation income	-	1,591			1,591
					-
Comprehensive income (loss)	$(17,868)	$3,308,639			$3,308,639
					-
Basic and diluted earnings per share	$-	$330.70			$0.15
					-
Weighted average number of shares	22,000,000	10,000			22,000,000

The accompanying notes are an integral part to the unaudited Pro forma consolidated financial statements

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
PRO FORMA CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

	Common Stock Par value $0.001		Additional paid-in-	Accumulated Other comprehensive	Retained	Noncontrolling	Statutory
	Shares	Amount	capital	income	earnings	Interest	Reserve	Total

Inception on April 23, 2009	21,560,000	$21,560	$66,311	$-	$-	$-	$-	$87,871

Acquistion of On Demand Heavy Duty Corp on February 12,2010	440,000	440	(440)	-	-	-	-	-

Foreign currency translation gain	-	-	-	1,591	-	-	-	1,591
								-
Profit of the year	-	-	-	-	3,131,806	(94,955)	358,026	3,394,878

Balance at December 31, 2009	22,000,000	$22,000	$65,871	$1,591	$3,131,806	$(94,955)	$358,026	$3,484,340

The accompanying notes are an integral part to the unaudited Pro forma consolidated financial statements

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION

China Executive Education Corp (the “Company”), formerly known as On Demand Heavy Duty Corp, is a corporation organized under the laws of the State of Nevada.

On February 12, 2010, the “Company acquired all of the outstanding capital stock of Surmounting Limit Marketing Adviser Limited (“SLM”), a Hong Kong Corporation,  through China Executive Education Corp., a Nevada corporation (the “Merger Sub”) wholly owned by the Company. SLM is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Hangzhou MYL Business Administration Consulting Co., Ltd. (“MYL Business”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”). Substantially all of SLM's operations are conducted in China through MYL Business, and through contractual arrangements with several of MYL Business’s affiliated entities in China, including Hangzhou MYL Commercial Services Co., Ltd. (“MYL Commercial”) and its subsidiaries. MYL Commercial is a fast-growing executive education company with dominant operation in Shanghai, the commercial center of China, providing comprehensive consulting services such as business administration, marketing strategy, designing of enterprise image, corporate investment and commerce, business conference as well as professional training programs designed to fit the needs of Chinese entrepreneurs to improve their leadership, management and marketing skills.

In connection with the acquisition, the Merger Sub issued 20 shares of the common stock of the Merger Sub which constituted no more than 10% ownership interest in the Merger Sub to the shareholders of SLM, in exchange for all the shares of the capital stock of SLM (the “Share Exchange” or “Merger”). The 20 shares of the common stock of the Merger Sub were converted into approximately 21,560,000 shares of the common stock of the Company so that upon completion of the Merger, the shareholders of SLM own approximately 98% of the common stock of the Company.

As part of the Merger, pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), the Company transferred all of the outstanding capital of its subsidiary, On Demand Heavy Duty Holdings, Inc. (“Holdings”) to certain of its shareholders in exchange for the cancellation of  3,000,000 shares of the Company’s common stock (the “Split Off Transaction”). In addition, an aggregate of 3,070,000 shares were returned to the transfer agent for cancelation by other shareholders of Holdings. Following the Merger and the Split-Off Transaction, the Company discontinued its former business and is now engaged in the executive education business.

Upon completion of the Merger, there were 22,000,000 shares of the Company’s common stock issued and outstanding.

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION (Continued)

As a result of these transactions, persons affiliated with the SLM and MYL Business now own securities that in the aggregate represent approximately 98% of the equity in the Company. In addition, in connection with the change of control contemplated by the Share Exchange, the directors and officers of the Company resigned from their positions and new directors and officers affiliated with MYL Business controlled the Board of Directors of the Company ten days after the notice pursuant to Rule 14F-1 has been mailed to the shareholders of record.

Consequently, the Company’s name was changed from “On Demand Heavy Duty Corp.” to the Merger Sub’s name “China Executive Education Corp.” in order to more effectively reflect the Company’s business and communicate the Company’s brand identity to customers.

The above mentioned merger transaction has been accounted for as a reverse merger under the purchase method of accounting since there was a change of control. Accordingly, SLM will be treated as the continuing entity for accounting purposes.

SLM does not conduct any substantive operations of its own. Instead, through its subsidiary, MYL Business, it had entered into certain exclusive contractual agreements with Hangzhou MYL Commercial Services Co., Ltd.  (“MYL Commercial”), a company incorporated in Hangzhou City, Zhejiang Province, People’s Republic of China (“PRC”) on March 25, 2009.  Pursuant to these agreements, SLM is obligated to absorb a majority of the risk of loss from MYL Commercial’s activities and entitled it to receive a majority of its expected residual returns. In addition, MYL Commercial’s shareholders have pledged their equity interest in MYL Commercial to SLM, irrevocably granted SLM an exclusive option to purchase, to the extent permitted under PRC Law, all or part of the equity interests in MYL Commercial and agreed to entrust all the rights to exercise their voting power to the persons appointed by MYL Commercial. Through these contractual arrangements, the Company and SLM hold all the variable interests of MYL Commercial. Therefore, the Company is the primary beneficiary of MYL Commercial.

Based on these contractual arrangements, the Company believes that MYL Commercial should be considered as Variable Interest Entity (“VIE”) under ASC 510 “Consolidation of Variable Interest Entities, and Interpretation of ARB No. 51”. Accordingly, the Company consolidates MYL Commercial and its subsidiary’s results, assets and liabilities.

CHINA EXECUTIVE EDUCATION CORP
(FORMERLY ON DEMAND HEAVY DUTY CORP)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma consolidated balance sheet has been presented at December 31, 2009. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2009 as well as the unaudited pro forma consolidated statements of changes in stockholders’ equity as of December 31, 2009, have been presented as if the acquisition had occurred January 1, 2009.

The acquisition will be accounted for as a reverse merge under the purchase method of accounting since there was a change of control. In accordance with FASB 141R, Surmounting Limit Marketing Adviser Limited and its subsidiaries are the Legal acquire (accounting acquirer). Accordingly, Surmounting Limit Marketing Adviser Limited and its subsidiaries will be treated as the continuing entity for accounting purposes.

The unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet as of December 31, 2009, the unaudited pro forma consolidated statements of operation for year ended December 31, 2009 and the unaudited pro forma consolidated statements of changes in stockholders’ equity as of December 31, 2009 to reflect the acquisition of Surmounting Limit Marketing Adviser Limited by the Merger Sub and the Company:

a.	To record the spin-off of the Company’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.